BENHAM U.S. TREASURY
                              AND AGENCY BOND FUNDS


                     Semiannual Report * September 30, 1996




                              [picture of the U.S.
                               Capitol building]





                      Short-Term Treasury and Agency Fund
                               Treasury Note Fund
                       Long-Term Treasury and Agency Fund


                         Twentieth Century Mutual Funds
                              and The Benham Group

                                 [front cover]


                                    CONTENTS

   U.S. ECONOMIC REVIEW.................................  1

   MARKET SUMMARY.......................................  2

   SHORT-TERM TREASURY AND AGENCY FUND
   Performance Information..............................  4
   Performance Comparison & Portfolio Information.......  5
   Management Discussion & Portfolio Composition........  6
   Financial Highlights..................................22
   Financial Statements and Notes........................25
   Schedule of Investments...............................32

   TREASURY NOTE FUND
   Performance Information..............................  8
   Performance Comparison & Portfolio Information.......  9
   Management Discussion & Portfolio Composition.........10
   Financial Highlights..................................23
   Financial Statements and Notes........................25
   Schedule of Investments...............................33

   LONG-TERM TREASURY AND AGENCY FUND
   Performance Information...............................12
   Performance Comparison & Portfolio Information........13
   Management Discussion & Portfolio Composition.........14
   Financial Highlights..................................24
   Financial Statements and Notes........................25
   Schedule of Investments...............................34

   INVESTMENT FUNDAMENTALS
   Definitions...........................................16
   Portfolio Sensitivity Measures........................18
   The Yield Curve.......................................19
   Yield Spreads and Callability.........................20



                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM       [photo of James
                             Chairman, Benham Funds       M. Benham]

The U.S. economy grew at a healthy pace for the first three quarters of 1996, confounding market analysts who predicted a significant slowdown. During 1995, economic weakness prompted the Federal Reserve (the Fed) to make a series of short-term interest rate cuts, culminating in a quarter-of-a-percent cut in January 1996. This expansionary monetary policy helped speed the pace of U.S. economic growth from an anemic 0.3% annual rate in the fourth quarter of 1995 to 2.0% in the first quarter of 1996. Growth expanded further to an impressive 4.7% in the second quarter of the year (see the graph below).

[bar graph - data described below]

Stronger-than-expected corporate earnings fueled increased corporate expansion and job growth. Nearly two million new jobs were created in the first nine months of the year, sending the U.S. unemployment rate to a six-year low. Healthy employment numbers and a strong performance by U.S. stocks led to fears of inflationary pressure and expectations of an interest rate hike by the Fed. As a result, U.S. bonds overall gave a lackluster performance.

But the expected surge in inflation failed to materialize. For the first nine months of the year, inflation, as measured by the consumer price index (CPI), grew at an annualized rate of 3.2%, compared to the 2.5% inflation rate for all of 1995 (the lowest annual rate since 1986). Because of this apparent lack of inflationary pressure, the Fed held interest rates steady through September.

But the economic picture remains uncertain. The economy grew at a 2.2% annual rate in the third quarter, and recent economic data seem to suggest that the economy may be slowing. Market participants are no longer sure that the Fed will raise interest rates this year, and some even contend that the Fed's next move may be toward lower rates. On the other hand, signs of wage inflation have surfaced in recent employment reports. In spite of higher interest rates for most of this year, the housing market has remained robust, and consumer confidence is high, indicating that the U.S. consumer may still have some spending power. Given the present state of economic uncertainty, it is likely that shifting expectations of Fed interest rate policy may have more of an impact on U.S. financial markets in the coming months than any actual move by the Fed.

[graph data]

GDP (Annualized)
vs. Inflation (Consumer Price Index)
July 1994 - September 1996
                  GDP               CPI
Jan-94                              2.52%
Feb-94                              2.51
Mar-94            2.50%             2.51
Apr-94                              2.36
May-94                              2.29
Jun-94            4.90              2.56
Jul-94                              2.70
Aug-94                              2.90
Sep-94            3.50              3.03
Oct-94                              2.68
Nov-94                              2.60
Dec-94            3.00              2.60
Jan-95                              2.87
Feb-95                              2.79
Mar-95            0.40              2.86
Apr-95                              2.98
May-95                              3.12
Jun-95            0.70              3.04
Jul-95                              2.83
Aug-95                              2.62
Sep-95            3.80              2.54
Oct-95                              2.74
Nov-95                              2.67
Dec-95            0.30              2.67
Jan-96                              2.72
Feb-96                              2.72
Mar-96            2.00              2.84
Apr-96                              2.90
May-96                              2.96
Jun-96            4.70              2.75
Jul-96                              2.95
Aug-96                              2.88
Sep-96            2.20              3.00
Source: Bloomberg Financial Markets

                                       1

                                 MARKET SUMMARY
                      TREASURY AND GOVT. AGENCY SECURITIES
          by Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 16-20).

Treasury Market Overview

Despite some occasional volatility triggered by uncertainty about the strength of the U.S. economy and the Fed's interest rate intentions, the Treasury bond market held relatively steady during the six months ended September 30, 1996. Overall, bond yields remained in a fairly narrow range, with the yield on the 30-year Treasury bond hovering between 6.75% and 7.25%. Bond returns for the period were disappointing, ranging from about 2.50% for three-month Treasury bills to -0.38% for 30-year Treasury bonds.

[line graph - data described below]

The accompanying graph illustrates the movement of the Treasury yield curve* over the six-month period. For the first three months of the period, signs of economic strength and fears of inflation caused an upward shift of the entire curve as bond yields rose across the maturity spectrum. Yields peaked in early July in the wake of a stronger-than-expected employment report.

But continued low inflation, lack of action by the Fed and hints of an economic slowdown (discussed on page 1) helped bonds regain some of the ground they had lost. The yield curve shifted downward through August and September, though bonds traded listlessly, reflecting the market's continuing uncertainty about the economic outlook. By the end of September, bond yields were still 25-30 basis points* higher across the yield curve than they had been at the end of March.

Strong foreign demand helped support the Treasury market throughout the period. Relatively high Treasury bond yields (especially compared to Japanese and other Asian bonds) and the recent strength of the U.S. dollar in foreign exchange markets (dollar holdings are typically invested in Treasurys) have driven foreign central bank Treasury holdings to historically high levels.

[graph data]

Shifting Treasury Yield Curves
                  3/29/96           7/8/96           9/30/96
"1"               5.38%             5.95%            5.67%
                  5.75              6.42             6.09
                  5.88              6.6              6.25
                  6.02              6.69             6.29
"5"               6.08              6.81             6.45
                  6.18              6.865            6.495
                  6.28              6.92             6.54
                  6.293             6.96             6.593
                  6.307             7                6.647
"10"              6.32              7.04             6.7
                  6.372             7.067            6.733
                  6.424             7.094            6.766
                  6.476             7.121            6.799
                  6.528             7.148            6.832
"15"              6.58              7.175            6.865
                  6.632             7.202            6.898
                  6.684             7.229            6.931
                  6.736             7.256            6.964
                  6.788             7.283            6.997
"20"              6.84              7.31             7.03
                  6.823             7.297            7.019
                  6.806             7.284            7.008
                  6.789             7.271            6.997
                  6.772             7.258            6.986
"25"              6.755             7.245            6.975
                  6.738             7.232            6.964
                  6.721             7.219            6.953
                  6.704             7.206            6.942
                  6.687             7.193            6.931
"30"              6.67              7.18             6.92
Source: Bloomberg Financial Markets

                                       2

                                MARKET SUMMARY
                      TREASURY AND GOVT. AGENCY SECURITIES
                       (Continued from the previous page)

Treasury vs. Agency Securities

Yield spreads* between Treasury and government agency securities continued to tighten during the six-month period. Spreads narrowed slightly (by 3 basis points in the two-year maturity sector and 6 basis points in the 30-year sector) as agency yields rose in tandem with Treasury yields (see the graphs below).

Demand for agency issues was strong during the period as fund managers and investors looked for additional yield. At the same time, issuance of agency securities--especially in the longer-maturity sectors--was relatively light. Agency issuance slowed from a projected annual rate of about $300 billion in the first quarter of the year to an estimated $260 billion pace by the middle of August. This combination of strong demand and light supply was a key factor in keeping yield spreads tight.

The trend toward tightening Treasury/agency yield spreads may continue through the end of the year. Agency security issuance continued to slow through September. It is estimated that $8 to $9 billion in agency securities may be called between October and December, but total issuance for 1996 is projected to fall below 1995's $220 billion total volume unless there is a significant increase in new issuance in the fourth quarter of the year.

[line graphs]

YIELD SPREADS
Treasury Curve vs. Agency Curve

3/29/96
                  Agency            Treasury
"1"               5.57%             5.38%
                  5.9               5.75
                  6.06              5.88
                  6.24              6.02
"5"               6.31              6.08
                  6.425             6.18
                  6.54              6.28
                  6.573             6.293
                  6.607             6.307
"10"              6.64              6.32
                  6.698             6.372
                  6.756             6.424
                  6.814             6.476
                  6.872             6.528
"15"              6.93              6.58
                  6.988             6.632
                  7.046             6.684
                  7.104             6.736
                  7.162             6.788
"20"              7.22              6.84
                  7.212             6.822
                  7.204             6.804
                  7.196             6.786
                  7.188             6.768
"25"              7.18              6.75
                  7.172             6.734
                  7.164             6.718
                  7.156             6.702
                  7.148             6.686
"30"              7.14              6.67


9/30/96
                  Agency            Treasury
"1"               5.87%             5.67%
                  6.22              6.09
                  6.38              6.25
                  6.56              6.29
"5"               6.61              6.45
                  6.71              6.495
                  6.81              6.54
                  6.88              6.593
                  6.95              6.647
"10"              7.02              6.7
                  7.05              6.732
                  7.08              6.764
                  7.11              6.796
                  7.14              6.828
"15"              7.17              6.86
                  7.218             6.894
                  7.266             6.928
                  7.314             6.962
                  7.362             6.996
"20"              7.41              7.03
                  7.412             7.018
                  7.414             7.006
                  7.416             6.994
                  7.418             6.982
"25"              7.42              6.97
                  7.4               6.96
                  7.38              6.95
                  7.36              6.94
                  7.34              6.93
"30"              7.32              6.92
Source: Bloomberg Financial Markets

                                       3

                        SHORT-TERM TREASURY & AGENCY FUND
                             PERFORMANCE INFORMATION
                      For Periods Ended September 30, 1996

     Net Asset        30-Day             Average Annual Total Returns
    Value Range         SEC
--------------------------------------------------------------------------------
 (4/1/96-9/30/96)      Yield      1 Year      3 Years    5 Years Life of Fund
--------------------------------------------------------------------------------

    $9.74-$9.84        5.70%       4.64%       4.21%       N/A       4.37%

The Fund commenced operations on September 8, 1992.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 22.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended September 30, 1996

                                % From Realized
         % From              and Unrealized Losses           Six-Month
         Income         +        on Investments      =     Total Return

          2.60%         +           (0.36)%          =         2.24%

                                       4

                        SHORT-TERM TREASURY & AGENCY FUND
                           SEC PERFORMANCE COMPARISON
[line graph]

 Comparative Performance of $10,000 Invested on 9/30/92 in the Fund and in the Lehman Brothers, Inc. 1- to 3-Year Government Securities Index

                  Index             Fund
Sep-92           $10000            $10000
Oct-92            9943              9930
Nov-92            9928              9895
Dec-92            10021             9955
Jan-93            10126             10072
Feb-93            10206             10168
Mar-93            10238             10209
Apr-93            10300             10274
May-93            10275             10242
Jun-93            10352             10317
Jul-93            10374             10326
Aug-93            10460             10410
Sep-93            10494             10440
Oct-93            10517             10447
Nov-93            10519             10446
Dec-93            10561             10485
Jan-94            10626             10547
Feb-94            10561             10481
Mar-94            10508             10429
Apr-94            10468             10386
May-94            10482             10406
Jun-94            10509             10427
Jul-94            10603             10510
Aug-94            10638             10534
Sep-94            10614             10513
Oct-94            10638             10535
Nov-94            10593             10485
Dec-94            10614             10501
Jan-95            10758             10631
Feb-95            10904             10777
Mar-95            10965             10831
Apr-95            11063             10913
May-95            11252             11081
Jun-95            11313             11144
Jul-95            11358             11176
Aug-95            11426             11240
Sep-95            11482             11291
Oct-95            11577             11379
Nov-95            11676             11463
Dec-95            11763             11544
Jan-96            11863             11620
Feb-96            11817             11583
Mar-96            11809             11557
Apr-96            11821             11559
May-96            11847             11573
Jun-96            11933             11643
Jul-96            11980             11687
Aug-96            12024             11702
Sep-96            12133             11816

              Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based market index, the Lehman Brothers, Inc. One- to Three-Year Government Securities Index, over the life of the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/96 for the funds in Lipper's "Short U.S. Treasury Funds" category.
                              1 Year        3 Years        Life of Fund+
   The Fund:                  4.64%         4.21%          4.36%
   Category Average:          4.63%         4.39%          4.44%
   The Fund`s Ranking:        13 out of 22  9 out of 12    5 out of 8

 + from September 30, 1992, to September 30, 1996

Total returns are based on historical performance and do not guarantee future results.


                            KEY PORTFOLIO STATISTICS
                                    9/30/96             3/31/96
         Market Value:              $34,216,599         $34,670,156
         Number of Issues:          14                  6
         Average Coupon:            5.77%               6.45%
         Average Maturity:          1.90 years          1.80 years
         Average Duration:          1.65 years          1.67 years

For definitions of these terms, see page 17.

                                       5

                        SHORT-TERM TREASURY & AGENCY FUND
                              MANAGEMENT DISCUSSION
           with Bob Gahagan, Vice President & Senior Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 16-20).

Q:       How did the Fund perform?

A: In spite of the general downtrend in U.S. bond prices over the six-month period, the Fund performed relatively well compared to its peers, returning 2.24% versus the 2.18% average total return for the 22 funds in Lipper's "Short U.S. Treasury Funds" category. For the one-year period ended September 30, the Fund had a total return of 4.64%, 1 basis point* above the average for its Lipper group (see the Lipper Performance Comparison on page 5).

Q:       Why did the Fund outperform its peer-group average?

A: The Fund was more conservatively positioned than most of its peers, with a shorter duration and average maturity. When bond prices plunged earlier in the year, the Fund's shorter duration caused it to suffer less price depreciation than many of its peers. The Fund's return was also enhanced by the performance of the government agency securities* added to its portfolio.

Q: What specific changes did you make to the Fund's composition during the six-month period?

A: We shifted more than 25% of the Fund's assets into government agency securities,* including agency notes and agency discount notes (see the Portfolio Composition By Security Type charts below). We also bought callable agency notes, which typically yield more than non-callables because of the added risk of the call feature (see Callability of Treasury

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]
                    9/30/96                       3/31/96
                    Treasury Notes: 74%           Treasury Notes: 100%
                    Agency Notes: 24%
                    Agency Discount Notes: 2%

For definitions of these security types, see page 16.

                                       6

                        SHORT-TERM TREASURY & AGENCY FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         and Government Agency Securities on page 20). Callable securities typically perform best when interest rates remain in a relatively narrow range or move higher, as they did during the six-month period. The higher yield provided by the callable notes, coupled with the tightening of Treasury/agency yield spreads,* enhanced fund performance.

         Because of the considerable uncertainty that prevailed in U.S. financial markets about the Fed's interest rate intentions, the Fund was conservatively positioned. We kept its duration at approximately
         1.6 years, slightly shorter than that of its peer group and its benchmark, the Lehman Brothers, Inc. One- to Three-Year Government Securities Index.

Q:       What are your plans for the Fund going forward?

A: If yield spreads between Treasury and agency securities continue to tighten, our next move would be to reduce our exposure to the agency market, which has performed well relative to Treasurys over the last six months. In the near term, barring any significant shifts in market sentiment or economic fundamentals, we will likely keep the Fund's duration roughly neutral to that of its peer group and its benchmark. We also plan to concentrate more on relative value between agency securities and Treasurys.


                         COMPOSITION OF AGENCY HOLDINGS
                                  [pie chart]

                                     9/30/96
Federal Home Loan Bank (FHLB): 80%
Federal Farm Credit Bank (FFCB): 14%
Student Loan Marketing Association (SLMA or "Sallie Mae"): 6%

                                       7

                               TREASURY NOTE FUND
                             PERFORMANCE INFORMATION
                      For Periods Ended September 30, 1996

     Net Asset        30-Day             Average Annual Total Returns
    Value Range         SEC
--------------------------------------------------------------------------------
 (4/1/96-9/30/96)      Yield      1 Year      3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

   $10.05-$10.28       6.20%       4.81%       4.05%      6.33%       6.81%

The Fund commenced operations on May 16, 1980.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.
                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 23.


                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended September 30, 1996

                                % From Realized
         % From              and Unrealized Losses           Six-Month
         Income         +        on Investments      =     Total Return

          2.83%         +           (0.43)%          =         2.40%

                                       8

                               TREASURY NOTE FUND
                           SEC PERFORMANCE COMPARISON
[line graph]

 Comparative Performance of $10,000 Invested on 9/30/86 in the Fund and in the Merrill Lynch 1- to 10-Year Intermediate-Term U.S. Treasury Index

                  Index             Fund
Sep-86           $10000            $10000
Oct-86            10123             10155
Nov-86            10224             10298
Dec-86            10243             10301
Jan-87            10331             10412
Feb-87            10391             10469
Mar-87            10348             10355
Apr-87            10179             9992
May-87            10169             9913
Jun-87            10284             10021
Jul-87            10304             9966
Aug-87            10274             9863
Sep-87            10139             9633
Oct-87            10458             10039
Nov-87            10516             10056
Dec-87            10615             10187
Jan-88            10883             10559
Feb-88            10996             10687
Mar-88            10948             10522
Apr-88            10934             10457
May-88            10873             10377
Jun-88            11050             10578
Jul-88            11023             10513
Aug-88            11032             10510
Sep-88            11223             10704
Oct-88            11376             10859
Nov-88            11277             10730
Dec-88            11287             10722
Jan-89            11398             10828
Feb-89            11351             10762
Mar-89            11407             10815
Apr-89            11618             10995
May-89            11862             11234
Jun-89            12164             11536
Jul-89            12413             11783
Aug-89            12240             11581
Sep-89            12302             11628
Oct-89            12554             11868
Nov-89            12677             11965
Dec-89            12709             12001
Jan-90            12637             11927
Feb-90            12668             11960
Mar-90            12693             11962
Apr-90            12649             11906
May-90            12916             12168
Jun-90            13084             12328
Jul-90            13272             12508
Aug-90            13215             12449
Sep-90            13335             12571
Oct-90            13521             12743
Nov-90            13722             12935
Dec-90            13917             13106
Jan-91            14058             13225
Feb-91            14132             13284
Mar-91            14208             13349
Apr-91            14355             13487
May-91            14437             13558
Jun-91            14452             13554
Jul-91            14608             13696
Aug-91            14881             13974
Sep-91            15134             14201
Oct-91            15305             14375
Nov-91            15485             14542
Dec-91            15863             14907
Jan-92            15703             14735
Feb-92            15762             14763
Mar-92            15698             14674
Apr-92            15842             14830
May-92            16067             15052
Jun-92            16300             15270
Jul-92            16603             15568
Aug-92            16794             15735
Sep-92            17027             15973
Oct-92            16817             15764
Nov-92            16743             15672
Dec-92            16963             15885
Jan-93            17280             16191
Feb-93            17539             16419
Mar-93            17605             16488
Apr-93            17744             16611
May-93            17691             16547
Jun-93            17950             16803
Jul-93            17987             16819
Aug-93            18262             17073
Sep-93            18340             17134
Oct-93            18373             17162
Nov-93            18284             17069
Dec-93            18356             17142
Jan-94            18538             17320
Feb-94            18275             17051
Mar-94            18019             16792
Apr-94            17897             16660
May-94            17915             16666
Jun-94            17928             16667
Jul-94            18150             16868
Aug-94            18207             16929
Sep-94            18061             16799
Oct-94            18065             16792
Nov-94            17975             16697
Dec-94            18043             16740
Jan-95            18342             16995
Feb-95            18693             17298
Mar-95            18796             17386
Apr-95            19012             17571
May-95            19555             18034
Jun-95            19683             18153
Jul-95            19696             18152
Aug-95            19857             18312
Sep-95            19991             18415
Oct-95            20215             18631
Nov-95            20468             18843
Dec-95            20676             19034
Jan-96            20853             19181
Feb-96            20620             18970
Mar-96            20521             18850
Apr-96            20456             18792
May-96            20445             18769
Jun-96            20645             18980
Jul-96            20708             19041
Aug-96            20731             18982
Sep-96            20994             19303

Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based market index, the Merrill Lynch One- to 10-Year Intermediate-Term U.S. Treasury Index, over 10 years. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/96 for the funds in Lipper's "Intermediate U.S. Treasury Funds" category.

                           1 Year        3 Years       5 Years      10 Years
The Fund:                  4.81%         4.05%         6.33%        6.81%
Category Average:          3.59%         3.58%         6.63%        6.81%
The Fund`s Ranking:        1 out of 12   4 out of 8    4 out of 4   1 out of 1

Total returns are based on historical performance and do not guarantee future results.

                            KEY PORTFOLIO STATISTICS
                                    9/30/96             3/31/96
         Market Value:              $301,977,425        $306,236,678
         Number of Issues:          12                  10
         Average Coupon:            6.64%               6.89%
         Average Maturity:          5.40 years          3.80 years
         Average Duration:          4.34 years          3.08 years

For definitions of these terms, see page 17.

                                       9

                               TREASURY NOTE FUND
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 16-20).

Q:       How did the Fund perform?

A: Though the Fund's returns reflected the listless bond market performance we've seen over the past six months, it performed very well relative to its peers. For the six-month period, the Fund had a total return of 2.40%, 61 basis points* higher than the average 1.79% return for the funds in Lipper's "Intermediate U.S. Treasury Funds" category. For the year ended September 30, 1996, the fund was ranked #1 out of the 12 funds in its Lipper group (see the Lipper Performance Comparison on page 9). Its 4.81% total return for the one-year period was 122 basis points higher than the 3.59% average one-year return for its peers.

Q:       Why did the Fund outperform its peers?

A: Historically, the Fund has been more conservatively positioned than most of its peers, with a shorter duration and average maturity. When bond prices plunged earlier in the year, the Fund's shorter duration caused it to suffer less price depreciation than other intermediate-term funds.

Q:       I understand that you've adopted a new internal benchmark for the Fund.
         Why?

A: To align the Fund more with its competitors. The Fund's old benchmark--the Merrill Lynch One- to 10-Year Intermediate-Term U.S. Treasury Index--typically had a shorter duration than the Fund's peers. This gave the Fund a relatively conservative stance, causing it to underperform its peers in a rising bond market while outperforming them in a falling bond market. Shifting to the new benchmark--the Salomon Brothers Three- to 10-Year U.S. Treasury Index--will allow the Fund to behave more like its intermediate-term peers.

                        PORTFOLIO COMPOSITION BY MATURITY
                                  [pie charts]
                    9/30/96                       3/31/96
                    0-3 Years: 2%                 0-3 Years: 32%
                    3-5 Years: 65%                3-5 Years: 48%
                    5-7 Years: 17%                5-7 Years: 17%
                    7-10 Years: 13%               10-30 Years: 3%
                    10-20 Years: 3%

The Fund's weighted average portfolio maturity is typically one to ten years.

                                       10

                               TREASURY NOTE FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: What changes did you make in the Fund's positioning to accommodate the new benchmark?

A: We extended the Fund's duration from 3 years to 4.3 years. We accomplished the duration extension by selling securities that matured in less than three years and buying five-, seven- and 10-year securities. This pushed the Fund's average maturity out from 3.8 years at the end of March to 5.5 years at the end of September. We took advantage of periods of bond market weakness to purchase the longer-term securities at very attractive prices.

Q:       Will investors notice a difference in the Fund's performance?

A: The Fund's longer duration means that its share price will tend to move slightly more in response to market changes than it did in the past. Specifically, it will show slightly more price appreciation when interest rates fall and slightly more price depreciation when interest rates rise.

Q:       What are your plans for the Fund going forward?

A: In the near term, barring any significant shifts in market sentiment, we will likely keep the Fund's duration roughly neutral to that of its peer group and its new benchmark.


                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]
                         9/30/96               3/31/96
                    Treasury Notes: 97%    Treasury Notes: 97%
                    Treasury Bonds: 3%     Treasury Bonds: 3%

For definitions of these security types, see page 16.

                                       11

                        LONG-TERM TREASURY & AGENCY FUND
                             PERFORMANCE INFORMATION
                      For Periods Ended September 30, 1996

     Net Asset        30-Day             Average Annual Total Returns
    Value Range         SEC
--------------------------------------------------------------------------------
 (4/1/96-9/30/96)      Yield      1 Year      3 Years    5 Years Life of Fund
--------------------------------------------------------------------------------

    $9.20-$9.74        6.54%        1.78%       2.75%      N/A        6.66%

The Fund commenced operations on September 8, 1992.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS
Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 24.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended September 30, 1996

                                % From Realized
         % From              and Unrealized Losses           Six-Month
         Income         +        on Investments      =     Total Return

          3.21%         +           (1.94)%          =         1.27%

                                       12

                        LONG-TERM TREASURY & AGENCY FUND
                           SEC PERFORMANCE COMPARISON
[line graph]

Comparative Performance of $10,000 Invested on 9/30/92 in the Fund and in the Lehman Brothers, Inc. Long-Term Government Securities Index

                  Index             Fund
Sep-92           $10000            $10000
Oct-92            9790              9774
Nov-92            9835              9854
Dec-92            10108             10110
Jan-93            10396             10385
Feb-93            10749             10773
Mar-93            10775             10767
Apr-93            10855             10828
May-93            10891             10852
Jun-93            11354             11320
Jul-93            11544             11538
Aug-93            12020             12080
Sep-93            12059             12114
Oct-93            12148             12221
Nov-93            11834             11877
Dec-93            11870             11893
Jan-94            12154             12182
Feb-94            11656             11604
Mar-94            11143             11075
Apr-94            11010             10894
May-94            10934             10789
Jun-94            10827             10692
Jul-94            11198             11013
Aug-94            11111             10970
Sep-94            10760             10618
Oct-94            10720             10584
Nov-94            10788             10645
Dec-94            10953             10793
Jan-95            11237             11046
Feb-95            11558             11342
Mar-95            11659             11434
Apr-95            11865             11621
May-95            12780             12479
Jun-95            12929             12633
Jul-95            12720             12404
Aug-95            13005             12665
Sep-95            13247             12908
Oct-95            13616             13260
Nov-95            13965             13586
Dec-95            14338             13950
Jan-96            14333             13927
Feb-96            13638             13244
Mar-96            13369             12973
Apr-96            13145             12735
May-96            13077             12697
Jun-96            13358             12951
Jul-96            13364             12959
Aug-96            13195             12793
Sep-96            13563             13139

Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based index, the Lehman Brothers, Inc. Long-Term Government Securities Index, over the life of the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/96 for the funds in Lipper's "General U.S. Treasury Funds" category.
                              1 Year        3 Years        Life of Fund+
   The Fund:                  1.78%         2.75%          7.07%
   Category Average:          2.65%         3.23%          6.07%
   The Fund`s Ranking:        14 out of 17  11 out of 13   2 out of 11

+ from September 30, 1992, to September 30, 1996

Total returns are based on historical performance and do not guarantee future results.

                            KEY PORTFOLIO STATISTICS
                                    9/30/96             3/31/96
         Market Value:              $128,554,193        $108,726,780
         Number of Issues:          9                   9
         Average Coupon:            8.68%               8.79%
         Average Maturity:          21.30 years         22.90 years
         Average Duration:          10.32 years         10.56 years

For definitions of these terms, see page 17.

                                       13

                        LONG-TERM TREASURY & AGENCY FUND
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 16-20).

Q:       How did the Fund perform?

A: The Fund's returns reflected the listless U.S. bond market performance we've seen for most of the year. For the six months ended September 30, the Fund's total return was 1.27%, compared to the 1.33% average total return for the 17 funds in Lipper's "General U.S. Treasury Funds" category (for the Fund's one-year, three-year and life-of-fund rankings, see the Lipper Performance Comparison on page 13).

Q:       Why did the Fund underperform its peers?

A: The primary reason is the Fund's positioning. The Fund was designed to provide significantly higher current yields than those typically offered by shorter-term bond funds like the Treasury Note Fund. To do this, the Fund has historically maintained an average maturity of 20 years or more, compared to the 15-year average maturity of its Lipper category. Its duration (10.3 years on September 30) is very long compared with most of its competitors. While this design allows for greater price appreciation during bond market rallies, it also results in more precipitous declines when bond prices fall, as they have done for most of this year.

Q: The Fund's holdings in the 20- to 25-year maturity sector dropped significantly, while holdings in the 10- to 20-year sector rose (see the Portfolio Composition By Maturity charts below). Why?

A: Though we expect the yield on the 30-year bond to remain between 6.50% and 7.00%, we feel that technical (supply and demand) factors may cause long-term bond yields to rise to the upper end of this range. We base this expectation on two things: (1) an April announcement that

                        PORTFOLIO COMPOSITION BY MATURITY
                                  [pie charts]
                    9/30/96                       3/31/96
                    10-20 Years: 45%              10-20 Years: 24%
                    20-25 Years: 36%              20-25 Years: 60%
                    25-30 Years: 19%              25-30 Years: 16%

The Fund invests exclusively in long-term U.S. Treasury and government agency securities. The Fund's weighted average portfolio maturity is typically 20 to 30 years.

                                       14


                        LONG-TERM TREASURY & AGENCY FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         the Treasury had added two 10-year note auctions and one 30-year bond auction to its annual auction schedule, and (2) ongoing rumors that some large Brady bond+ issuers (such as Brazil) have amassed sufficient dollar reserves to repurchase their Brady debt. This would allow them to issue debt at more favorable yields, saving on borrowing costs. Since a large percentage of Brady debt is collateralized by U.S. Treasury STRIPS* (Brazil alone holds an estimated $17-$18 billion in collateral STRIPS), such restructuring would release an enormous amount of supply into the Treasury market. Because many of the STRIPS mature in 2022 or later, bond prices at the long end of the Treasury yield curve could fall significantly.

         In light of these factors, we sold all of the Fund's longest bonds (maturing in 2026), as well as a large percentage of its 20- to 25-year securities. Currently, the Fund holds nothing that matures after 2023.

Q: The Fund currently holds only Treasury bonds. Why aren't there any agency securities in the mix?

A: For one thing, there hasn't been a lot of supply. Agency issuance has been very light in the longer-maturity sectors. This has kept yield spreads* between Treasury and agency securities narrow, making agency paper less attractive.

Q:       What are your plans for the Fund going forward?

A: If we can find any agency securities yielding 30 basis points* or more over comparable Treasurys, we will probably add some to the Fund's portfolio. In the near term, barring any significant shifts in market sentiment or economic fundamentals, we will likely keep the Fund's duration roughly neutral to that of its benchmark but longer than that of its peer group.


+ Brady bonds (named after former U.S. Treasury Secretary Nicholas Brady) are U.S. dollar-denominated debt securities issued primarily by Latin American countries in exchange for commercial bank loans in default. Bradys are often collateralized by U.S. Treasury zero-coupon bonds.

                                       15

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS

Security Types

Treasury Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years) and bonds (maturing in more than 10 years).

Government Agency Securities--debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

STRIPS--zero-coupon bonds (zeros) issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Unlike ordinary Treasury securities, which pay interest periodically, zeros pay no interest. Instead, these securities are issued at a deep discount and then redeemed for their full face value at maturity. When held to maturity, the entire return of a zero comes from the difference between its purchase price and its value at maturity.

Structured  Notes--a  broad  range of  securities  that fall  under the  general definition of "derivatives." They are usually variations on traditional securities, offering options such as floating rates (which are usually tied to an underlying index, like the three-month Treasury bill rate or the federal funds rate), call options (see page 20) or coupon "caps" and "floors" (maximum and minimum interest rates on floating-rate securities). Structured notes run the gamut from "safe" derivatives--conservative securities that closely resemble traditional debt securities--to "risky" derivatives such as inverse floaters, leveraged floaters and capped floaters.

Investment Terms

Basis Points--A basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

Coupon--the stated interest rate of a security.

                                       16

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS
                       (Continued from the previous page)

Portfolio Statistics

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Coupon--a weighted average of all coupons held in a fund's portfolio.

Average Maturity--a weighted average of all bond maturities in a fund's portfolio (see also page 18).

Average Duration--a weighted average of all bond durations in a fund's portfolio (see also page 18).

Bond Portfolio Structures

Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to outperform a bullet structure when yield curves are moving from steep to flat (short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates). In a rising interest rate environment, the cash captures the higher short-term yields with little price depreciation. In a declining interest rate environment, the cash provides a relatively steady yield, while the long bonds produce more price appreciation than intermediate-term securities.

Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to outperform a barbell structure when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates). In a rising interest rate environment, intermediate-term securities experience significantly less price depreciation than long-term securities. In a declining interest rate environment, intermediate-term securities produce significantly more price appreciation than short-term securities.

Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to be effective when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

                                       17

                             INVESTMENT FUNDAMENTALS
                         PORTFOLIO SENSITIVITY MEASURES

Duration

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (a basis point equals 0.01%). For example, as of September 30, 1996, the Short-Term Treasury and Agency Fund's duration was 1.6 years, while the Long-Term Treasury and Agency Fund's duration was 10.3 years. If interest rates were to rise by 100 basis points, the Short-Term Fund's share price would be expected to decline by 1.6%, while the Long-Term Fund's share price would decline by 10.3%. Conversely, if interest rates were to fall by 100 basis points, the Short-Term Fund's share price would be expected to increase by 1.6%, while the Long-Term Fund's share price would increase by 10.3%.

As this example illustrates, the longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally want durations to be as long as possible when interest rates fall (to maximize bond price increases) and as short as possible when interest rates rise (to minimize bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

Average Maturity

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until the securities in the portfolio mature. The longer a portfolio's average maturity is, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

                                       18

                             INVESTMENT FUNDAMENTALS
                                 THE YIELD CURVE

One of the fundamental tenets of investing is the relationship between risks and returns--the greater the risks, the greater the chances of earning higher returns over time. The downside is the correspondingly higher potential for short-term losses--an investment that generates a high return probably has a greater likelihood of significant fluctuations in value or return, especially in the short run.

Bonds are no exception. The riskiest bonds--those with the greatest exposure to interest rate movements and price fluctuations--generally have the highest yields and returns over time but can experience severe short-term losses. On the other hand, bonds with less exposure to interest rate movements and less price fluctuation generally have lower yields and returns but are more stable.

The yield curve is a graphic representation of the relationship between bond risks and returns at a point in time. Yield curve graphs plot lengthening bond maturities (which represent risk because longer maturities increase risk) along the horizontal axis and rising yields (which represent return) on the vertical axis. Therefore, the lower left corner of yield curve graphs have the lowest risks and the lowest potential returns, while the upper right corners have the highest risks and the highest potential returns.

Yield curves can have several different shapes, depending on interest rate levels and the economic environment:

Normal (Upward Sloping) Yield Curve--a yield curve that shows a normal risk/return relationship--short-term securities have lower yields than long-term securities. Most normal yield curves start in the lower left corner of the graph and rise to the upper right corner.

Steep Yield Curve--a normal yield curve that shows a large difference between short-term yields and long-term yields. This typically occurs when the bond market is responding to inflation fears (causing high long-term bond yields) and the Fed hasn't raised short-term interest rates enough (or the economy hasn't slowed down enough) to quell those fears.

Flat Yield Curve--a yield curve that shows short-term securities having almost the same yields as long-term securities. This typically occurs after the Fed has raised short-term interest rates several times (to fight inflation when the economy is strong) or when the bond market expects the Fed to lower short-term interest rates (in a weaker economic environment).

Inverted Yield Curve--a yield curve that shows short-term securities having higher yields than long-term securities. This typically develops from a flat yield curve if the Fed continues to raise short-term interest rates (when the economy is strong) or if it fails to lower short-term rates when the market expects it to do so (in a weaker economic environment).

                                       19

                             INVESTMENT FUNDAMENTALS
                          YIELD SPREADS AND CALLABILITY


Yield Spreads Between Government Agency and Treasury Securities

To determine whether or not to purchase government agency securities for the Short-Term and Long-Term Treasury and Agency Funds, the Funds' portfolio manager looks at the yield spreads between government agency securities and Treasury securities. Yield spreads are the difference between the yields of Treasury and agency securities with comparable maturities, and they are used to determine the relative values of the different securities.

In general, agency securities have higher yields than Treasury securities with comparable maturities because they have slightly more credit risk and are less liquid than Treasury securities. When yield spreads are considered to be narrow (i.e., agency securities yield little more than comparable Treasury securities), the portfolio manager will tend to avoid agency securities because their yields are not enough to compensate for the additional risk. Conversely, when yield spreads are considered to be wide (i.e., agency securities yield substantially more than comparable Treasury securities), the portfolio manager will tend to buy agency securities because yields are high enough to compensate for the additional risk. Wide yield spreads also enable the portfolio manager to enhance the Funds' yields.

Callability of Treasury and Government Agency Securities

Some Treasury and government agency securities are callable, which means they can be redeemed by the issuer before maturity. When interest rates fall, the U.S. Treasury and government agencies find it financially rewarding to refinance the bonds they've issued because they can reduce their monthly interest payments. If a security is callable, the agency can exercise a "call" option at a prearranged interval to refinance the security. Although calls are beneficial for government agencies, they can be detrimental for investors--calls shorten the life of a security and force the portfolio manager to reinvest in lower-yielding securities. To compensate for the additional risks associated with callability, yields for callable Treasury and agency securities are generally higher than for noncallable Treasury and agency securities.

                                       20


                      [This page intentionally left blank]


                                       21

                                             BENHAM SHORT-TERM TREASURY AND AGENCY FUND
                                                        FINANCIAL HIGHLIGHTS
                                For a Share Outstanding Throughout the Six Months Ended September 30
                                           and the Years Ended March 31 (except as noted)

                                                                         Sept. 30,
                                                                           1996      March 31,    March 31,    March 31,   March 31,
                                                                        (Unaudited)    1996         1995         1994        1993+
                                                                          ------      ------       ------       ------      ------
PER-SHARE DATA
--------------
Net Asset Value at Beginning of Period ..............................      $9.84        9.73         9.86       10.04       10.00
  Income From Investment Operations
  Net Investment Income .............................................        .25         .53          .50         .36         .25
  Net Realized and Unrealized Gains (Losses) on Investments .........       (.04)        .11         (.13)       (.14)        .04
                                                                           -----       -----        -----       -----       -----
    Total Income From Investment Operations .........................        .21         .64          .37         .22         .29
                                                                           -----       -----        -----       -----       -----
  Less Distributions
  Dividends from Net Investment Income ..............................       (.25)       (.53)        (.50)       (.36)       (.25)
  Distributions from Net Realized Capital Gains .....................        .00         .00          .00        (.03)        .00
  Distributions in Excess of Net Realized Capital Gains .............        .00         .00          .00        (.01)        .00
                                                                           -----       -----        -----       -----       -----
  Total Distributions ...............................................       (.25)       (.53)        (.50)       (.40)       (.25)
                                                                           -----       -----        -----       -----       -----
Net Asset Value at End of Period ....................................      $9.80        9.84         9.73        9.86       10.04
                                                                           =====       =====        =====       =====       =====
TOTAL RETURN* .......................................................       2.24%       6.71%        3.85%       2.16%       2.79%
-------------

SUPPLEMENTAL DATA AND RATIOS
------------------------------------
Net Assets at End of Period  (in thousands) .........................    $34,811      35,648       56,090      24,929      14,889
Ratio of Expenses to Average Daily Net Assets++ .....................        .63%**      .67%         .67%        .58%        .00%
Ratio of Net Investment Income to Average Daily Net Assets++ ........       5.17%**     5.39%        5.22%       3.53%       4.50%**
Portfolio Turnover Rate .............................................     132.55%     224.03%      140.82%     261.61%     157.79%

------------------------
+ From September 8, 1992 (commencement of operations), through March 31, 1993.
++ The ratio beginning with the year ended March 31, 1996, includes expenses paid through expense offset arrangements.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.

See the accompanying notes to financial statements.

                                                                 22

                                                     BENHAM TREASURY NOTE FUND
                                                        FINANCIAL HIGHLIGHTS
                      For a Share Outstanding Throughout the Six Months Ended September 30 and the Years Ended March 31
                               Sept. 30,
                                 1996    March 31, March 31,  March 31, March 31, March 31, March 31,  March 31, March 31, March 31,
                              (Unaudited)  1996      1995       1994      1993      1992      1991       1990      1989      1988
                                -------    -----     -----      -----     -----     -----     -----      -----     -----     -----
PER-SHARE DATA
----------------
Net Asset Value at Beginning
  of Period ..................$   10.24     9.99      10.18      10.73      10.52    10.23     9.87        9.63    10.11    10.91
  Income From Investment Operations
  Net Investment Income ......      .29      .58        .53        .48        .56      .69      .75         .77      .76      .75
  Net Realized and Unrealized Gains
    (Losses) on Investments ..     (.05)     .25       (.19)      (.27)       .69      .29      .36         .24     (.49)    (.60)
                                 ------    -----      -----      -----      -----    -----    -----       -----    -----    -----
  Total Income From Investment
    Operations ...............      .24      .83        .34        .21       1.25      .98     1.11        1.01      .27      .15
                                 ------    -----      -----      -----      -----    -----    -----       -----    -----    -----
  Less Distributions
  Dividends from Net
    Investment Income ........     (.29)    (.58)      (.53)      (.48)      (.56)    (.69)    (.75)       (.77)    (.75)    (.92)
  Distributions from Net
    Realized Capital Gains ...      .00      .00        .00       (.06)      (.48)     .00      .00         .00      .00     (.03)
  Distributions in Excess of
    Net Realized Capital
    Gains ....................      .00      .00        .00       (.22)     .00      .00      .00           .00      .00      .00
                                 ------    -----      -----      -----      -----    -----    -----       -----    -----    -----
  Total Distributions ........     (.29)    (.58)      (.53)      (.76)     (1.04)    (.69)    (.75)       (.77)    (.75)    (.95)
                                 ------    -----      -----      -----      -----    -----    -----       -----    -----    -----
Net Asset Value at End of
    Period ...................$   10.19    10.24       9.99      10.18      10.73    10.52    10.23        9.87     9.63    10.11
                                 ======    =====      =====      =====      =====    =====    =====       =====    =====    =====
TOTAL RETURN+ ................     2.40%    8.42%      3.54%      1.85%     12.36%    9.92%   11.59%      10.61%    2.78%    1.60%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands) ..............$305,199  311,020    305,353    351,369    391,538  302,865  158,630      96,978   71,625   54,172
Ratio of Expenses to
  Average Daily Net Assets++ ..     .54%*    .53%       .53%       .51%       .53%     .59%     .73%        .75%     .75%     .75%
Ratio of Net Investment Income to
  Average Daily Net Assets++ ..    5.78%*   5.65%      5.35%      4.50%      5.18%    6.55%    7.49%       7.66%    7.67%    7.36%
Portfolio Turnover Rate .......   53.33%  167.89%     92.35%    212.91%    299.29%  148.75%   69.72%     216.84%  386.46%  465.35%

------------------------
+ Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
++ The ratio beginning with the year ended March 31, 1996, includes expenses paid through expense offset arrangements.
* Annualized.

See the accompanying notes to financial statements.

                                                                 23

                                              BENHAM LONG-TERM TREASURY AND AGENCY FUND
                                                        FINANCIAL HIGHLIGHTS
                                For a Share Outstanding Throughout the Six Months Ended September 30
                                           and the Years Ended March 31 (except as noted)

                                                                    Sept. 30,
                                                                      1996      March 31,    March 31,    March 31,      March 31,
                                                                   (Unaudited)    1996         1995         1994           1993+
                                                                     ------      ------       ------       ------         ------
PER-SHARE DATA
------------------
Net Asset Value at Beginning of Period .....................  $         9.67          9.05         9.38        10.24        10.00
  Income From Investment Operations
  Net Investment Income ....................................             .30           .60          .60          .63          .39
  Net Realized and Unrealized Gains (Losses) on Investments             (.19)          .62         (.33)        (.27)         .24
                                                                 -----------    ----------    ---------    ---------    ---------
    Total Income From Investment Operations ................             .11          1.22          .27          .36          .63
                                                                 -----------    ----------    ---------    ---------    ---------
  Less Distributions
  Dividends from Net Investment Income .....................            (.30)         (.60)        (.60)        (.63)        (.39)
  Distributions from Net Realized Capital Gains ............             .00           .00          .00         (.45)         .00
  Distributions in Excess of Net Realized Capital Gains ....             .00           .00          .00         (.14)         .00
                                                                 -----------    ----------    ---------    ---------    ---------
  Total Distributions ......................................            (.30)         (.60)        (.60)       (1.22)        (.39)
                                                                 -----------    ----------    ---------    ---------    ---------
Net Asset Value at End of Period ...........................  $         9.48          9.67         9.05         9.38        10.24
                                                                 ===========    ==========    =========    =========    =========
TOTAL RETURN* ..............................................            1.27%        13.46%        3.25%        2.87%        6.48%
------------

SUPPLEMENTAL DATA AND RATIOS
---------------------------
Net Assets at End of Period (in thousands) .................  $      130,078       110,741       34,906       18,003       20,975
Ratio of Expenses to Average Daily Net Assets++ ............             .63%**        .67%         .67%         .57%         .00%
Ratio of Net Investment Income to Average
 Daily Net Assets++ ........................................            6.40%**       5.93%        6.84%        5.89%        7.18%**
Portfolio Turnover Rate ....................................           26.81%       112.35%      146.81%      200.34%       56.97%


------------------------
+ From September 8, 1992 (commencement of operations), through March 31, 1993.
++ The ratio beginning with the year ended March 31, 1996, includes expenses paid through expense offset arrangements.
* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.

See the accompanying notes to financial statements.

                                                                 24

                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         September 30, 1996
                                                             (Unaudited)

                                                                                 Benham                                Benham
                                                                           Short-Term Treasury  Benham Treasury  Long-Term Treasury
                                                                             and Agency Fund       Note Fund       and Agency Fund
                                                                               ----------          --------          ----------
ASSETS
Investment securities at value (cost of $ 34,310,929, $303,621,958,
and $129,610,913, respectively) ..........................................   $34,216,599         301,977,425       128,554,193
Cash .....................................................................       228,248             276,649            44,799
Investment in affiliated money market fund (Note 2) ......................       121,087                 922                 0
Interest receivable ......................................................       352,237           4,201,175         1,939,522
Prepaid expenses and other assets ........................................         7,553               4,942            18,273
                                                                             -----------        -----------         ----------
   Total assets ..........................................................    34,925,724         306,461,113       130,556,787
                                                                             -----------        -----------         ----------
LIABILITIES
Disbursements in excess of demand deposit cash ...........................        55,834             863,493           347,591
Payable for fund shares redeemed .........................................        25,931             127,412               121
Dividends payable ........................................................        14,372             144,086            65,061
Payable to affiliates (Note 2) ...........................................        15,988             126,165            62,876
Accrued expenses and other liabilities ...................................         2,867                 935             2,800
                                                                             -----------        -----------         ----------
   Total liabilities .....................................................       114,992           1,262,091           478,449
                                                                             -----------        -----------         ----------
NET ASSETS ...............................................................   $34,810,732         305,199,022       130,078,338
                                                                             -----------        -----------         ----------
Net assets consist of:
   Capital paid in .......................................................   $34,833,088        $314,282,121      $132,949,624
   Undistributed accumulated net realized gain (loss) on investments .....        71,974          (7,440,824)       (1,814,566)
   Undistributed net investment income ...................................             0               2,258                 0
   Net unrealized depreciation on investments (Note 4) ...................       (94,330)         (1,644,533)       (1,056,720)
                                                                             -----------        -----------         ----------
Net assets ...............................................................   $34,810,732         305,199,022       130,078,338
                                                                             ===========        ===========         ==========
Shares of beneficial interest outstanding (unlimited number of
   shares authorized) ....................................................     3,552,807        29,954,516          13,717,916
                                                                             ===========        ===========         ==========
Net asset value, offering price and redemption price per share ...........         $9.80              10.19               9.48
                                                                                   =====              =====               ====

------------------------

See the accompanying notes to financial statements.

                                                                 25

                                                      STATEMENTS OF OPERATIONS
                                             For the Six Months Ended September 30, 1996
                                                             (Unaudited)

                                                                                 Benham                                Benham
                                                                           Short-Term Treasury  Benham Treasury  Long-Term Treasury
                                                                             and Agency Fund       Note Fund       and Agency Fund
                                                                               ----------          --------          ----------
Investment Income
   Interest income .......................................................    $1,012,231           9,332,594         4,118,817
                                                                             -----------        -----------         ----------
Expenses (Note 2)
   Investment advisory fees ..............................................        48,212             418,667           160,287
   Transfer agency fees ..................................................        17,221             133,453            96,341
   Administrative fees ...................................................        16,634             144,241            55,191
   Printing and postage ..................................................        15,324              30,198            11,174
   Custodian fees ........................................................         8,899              22,978            12,992
   Auditing and legal fees ...............................................         3,304              10,173             5,201
   Registration and filing fees ..........................................        14,083              15,937             7,651
   Directors' fees and expenses ..........................................         3,572               4,980             3,955
   Other operating expenses ..............................................         4,478              11,881             9,332
                                                                             -----------         -----------        ----------
     Total expenses ......................................................       131,727             792,508           362,124
Amount (reimbursed) recovered (Note 2) ...................................       (21,268)                  0             4,315
Custodian earnings credits (Note 5) ......................................        (2,451)             (9,843)           (6,021)
                                                                             -----------         -----------        ----------
   Net expenses ..........................................................       108,008             782,665           360,418
                                                                             -----------         -----------        ----------
     Net investment income ...............................................       904,223           8,549,929         3,758,399
                                                                             -----------         -----------        ----------
Realized and Unrealized Gain (Loss) on Investments (Note 4)
Net realized gain (loss) on investments ..................................      (237,323)             76,129          (835,832)
Change in net unrealized appreciation (depreciation) on investments ......        90,667          (1,670,477)       (1,286,898)
                                                                             -----------         -----------        ----------
     Net realized and unrealized loss on investments .....................      (146,656)         (1,594,348)       (2,122,730)
                                                                             -----------         -----------        ----------
     Net increase in assets resulting from operations ....................      $757,567           6,955,581         1,635,669
                                                                             ===========         ===========        ==========
------------------------

See the accompanying notes to financial statements.

                                                                 26

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                           For the Six Months Ended September 30, 1996 (Unaudited), and Year Ended March 31, 1996


                                                            Benham                                                  Benham
                                                      Short-Term Treasury           Benham Treasury           Long-Term Treasury
                                                       and Agency Fund                 Note Fund               and Agency Fund
                                                      ------------------          ------------------         ------------------
                                                     Sept. 30,     March 31,    Sept. 30,     March 31,     Sept. 30,     March 31,
                                                       1996          1996         1996          1996          1996          1996
                                                     --------      --------     --------      --------      --------      --------
From investment activities:
  Net investment income ......................... $    904,223    2,223,963     8,549,929    17,572,702     3,758,399     4,343,550
  Net realized gain (loss) on investments .......     (237,323)     843,800        76,129     6,107,998      (835,832)    1,584,748
  Net change in unrealized appreciation
    of investments ..............................       90,667      (98,334)   (1,670,477)    1,285,491    (1,286,898)     (453,793)
                                                  ------------  -----------  ------------  ------------  ------------  ------------
    Change in net assets derived from
      investment activities .....................      757,567    2,969,429     6,955,581    24,966,191     1,635,669     5,474,505
                                                  ------------  -----------  ------------  ------------  ------------  ------------
From distributions to shareholders:
  Net investment income .........................     (904,223)  (2,223,963)   (8,546,608)  (17,574,013)   (3,758,399)   (4,343,550)
  Distributions in excess of net income .........            0            0             0        (1,063)            0             0
                                                  ------------  -----------  ------------  ------------  ------------  ------------
    Total distributions to shareholders .........     (904,223)  (2,223,963)   (8,546,608)  (17,575,076)   (3,758,399)   (4,343,550)
                                                  ------------  -----------  ------------  ------------  ------------  ------------
From capital share transactions (Note 3):
  Proceeds from sales of shares .................    8,396,108   24,141,147    33,704,756    88,990,754    50,771,672   132,086,594
  Net asset value of dividends reinvested .......      695,421    1,812,665     7,085,262    14,503,565     3,366,938     3,753,001
  Cost of shares redeemed .......................   (9,782,313) (47,141,302)  (45,019,883) (105,218,219)  (32,678,450)  (61,135,165)
                                                  ------------  -----------  ------------  ------------  ------------  ------------
    Change in net assets derived from
      capital share transactions ................     (690,784) (21,187,490)   (4,229,865)   (1,723,900)   21,460,160    74,704,430
                                                  ------------  -----------  ------------  ------------  ------------  ------------
      Net increase (decrease) in net assets .....     (837,440) (20,442,024)   (5,820,892)    5,667,215    19,337,430    75,835,385
Net assets:
  Beginning of period ...........................   35,648,172   56,090,196   311,019,914   305,352,699   110,740,908    34,905,523
                                                  ------------  -----------  ------------  ------------  ------------  ------------
  End of period ................................. $ 34,810,732   35,648,172   305,199,022   311,019,914   130,078,338   110,740,908
                                                  ============  ===========  ============  ============  ============  ============

------------------------
See the accompanying notes to financial statements.

                                                                 27

NOTES TO FINANCIAL STATEMENTS
September 30, 1996
(Unaudited)

(1)   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Benham Government Income Trust (BGIT) is registered under the Investment Company Act of 1940 as an open-end management investment company. Benham Short-Term Treasury and Agency Fund (Short-Term Fund), Benham Treasury Note Fund (Treasury Note Fund), and Benham Long-Term Treasury and Agency Fund (Long-Term Fund) (the Funds) are three of the six funds composing BGIT. The Short-Term Fund seeks to earn and distribute the highest level of current income exempt from state income taxes as is consistent with preservation of capital. Treasury Note Fund seeks to earn and distribute the highest level of current income consistent with the conservation of assets and the safety provided by U.S. Treasury bills, notes, and bonds. The Long-Term Fund seeks to provide a consistent and high level of current income exempt from state taxes. The Short-Term Fund invests exclusively in securities issued or guaranteed by the U.S. Treasury and agencies and instrumentalities of the U.S. government. Treasury Note Fund invests exclusively in U.S. treasury securities and primarily in U.S. Treasury notes. The Long-Term Fund invests exclusively in securities issued or guaranteed by the U.S. Treasury and agencies and instrumentalities of the U.S. government. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities held by the Funds are valued at current market value as provided by an independent commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premiums and discounts are amortized using the effective interest rate method.

Income Tax Status--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

                                       28

Distributions to Shareholders--Net investment income dividends are declared daily and distributed monthly. Net realized gains in excess of available capital loss carryovers will be distributed each December. As of March 31, 1996, Treasury Note Fund and the Long-Term Fund had capital loss carryovers of $7,505,846 and $857,191, respectively. If not fully offset against realized capital gains within eight years of the fiscal year-end the capital loss was realized, the capital loss carryover will expire. All capital loss carryovers will expire on March 31, 2003. A fund will not make capital gain distributions until all of its loss carryovers have been offset or have expired.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). Each Fund pays Benham Management Corporation
(BMC) a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying BGIT's average daily net assets to the following annualized investment advisory fee rate schedule.

         .50% of the first $100 million
         .45% of the next $100 million
         .40% of the next $100 million
         .35% of the next $100 million
         .30% of the next $100 million
         .25% of the next $1 billion
         .24% of the next $1 billion
         .23% of the next $1 billion
         .22% of the next $1 billion
         .21% of the next $1 billion
         .20% of the next $1 billion
         .19% of net assets over $6.5 billion

                                       29

BMC provides BGIT with all investment advice.  Twentieth Century Services,  Inc.
(TCS) pays all compensation of BGIT officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

BGIT has an Administrative Services and Transfer Agency Agreement with TCS, a wholly owned subsidiary of TCC. Under the agreement, TCS provides substantially all administrative and transfer agency services necessary to operate each Fund of BGIT. Fees for these services are based on transaction volume, number of accounts and average net assets of all funds in The Benham Group. The agreement was formerly with Benham Financial Services, Inc.

BGIT has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to an annual rate of .65% of average daily net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1997.

The payables to affiliates as of September 30, 1996, based on the above agreements were as follows:
                                     Benham                        Benham
                                   Short-Term       Benham       Long-Term
                                  Treasury and  Treasury Note  Treasury and
                                  Agency Fund        Fund        Agency Fund
                                  -------------  -------------  -------------

Investment Advisor ...............   $ 7,690       68,807          30,522
Administrative Services ..........     2,691       23,683           9,963
Transfer Agent ...................     5,607       33,675          22,391
                                     -------      -------         -------
                                     $15,988      126,165          62,876
                                     =======      =======         =======

As of September 30, 1996, the Short-Term Fund and Treasury Note Fund had invested in shares of Capital Preservation Fund, Inc. (CPF), a money market fund advised by BMC. The terms of such transactions were identical to those with nonrelated entities except that, to avoid duplicative investment advisory fees and administrative fees, the Short-Term Fund and Treasury Note Fund did not pay BMC investment advisory fees or TCS administrative fees with respect to assets invested in shares of CPF.

BGIT has a distribution agreement with Twentieth Century Securities, Inc., which is responsible for promoting sales of and distributing the Funds' shares. Twentieth Century Securities, Inc., is wholly owned subsidiary of TCC. This agreement was formerly with Benham Distributors, Inc.

                                       30

(3)   SHARE TRANSACTIONS

Share transactions for the six months ended September 30, 1996, and the year ended March 31, 1996, were as follows:

                        Benham               Benham              Benham
                  Short-Term Treasury     Treasury Note    Long-Term Treasury
                    and Agency Fund           Fund           and Agency Fund
                      -----------         ------------         -----------
                  Sept. 30, March 31, Sept. 30, March 31,  Sept. 30, March 31,
                    1996      1996      1996      1996       1996      1996
                    -----     -----     -----    ------      -----     -----

Shares sold ...857,413  2,445,501  3,319,706   8,615,958  5,368,234 13,328,034
Reinvestment
  of dividends  71,075    183,661    698,646   1,406,699    357,415    374,702
             ---------  ---------  ---------  ----------   --------- ---------
               928,488  2,629,162  4,018,352  10,022,657  5,725,649 13,702,736
Less shares
  redeemed ...(999,989)(4,770,075)(4,434,457)(10,209,066)(3,457,854)(6,109,519)
             ---------  ---------  ---------  ----------  ---------  ---------
Net increase
  (decrease) in
  shares ..... (71,501)(2,140,913)  (416,105)   (186,409) 2,267,795  7,593,217
              ========  =========  =========  ==========  =========  =========

(4)   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term securities, for the six months ended September 30, 1996, were as follows:

                                        Benham                      Benham
                                      Short-Term       Benham     Long-Term
                                     Treasury and  Treasury Note Treasury and
                                      Agency Fund       Fund      Agency Fund
                                       --------       --------      -------
Purchases ..........................  $43,196,352  $164,116,758   $52,579,913
                                      ===========   ============  ===========
Sales Proceeds .....................  $44,045,675  $156,227,359   $30,632,784
                                      ===========   ============  ===========

On September 30, 1996, the composition of unrealized appreciation (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:
                                     Federal
                       Appreciation  Depreciation       Net        Tax Cost
                       ------------  ------------  ------------  ------------
Short-Term Fund .......$     33,485  $   (127,815)$     (94,330)$  34,310,929
Treasury Note Fund ....   2,267,699    (3,912,232)   (1,644,533)  303,621,958
Long-Term Fund ........     429,451    (2,148,734)   (1,719,283)  130,273,476

(5)   EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations reflects custodian earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ending March 31, 1996, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

                                       31

                                             Benham Short-Term Treasury and Agency Fund
                                                  Schedule of Investment Securities
                                                         September 30, 1996
                                                             (Unaudited)


                                                              Yield to      Face
                                                              Maturity     Amount       Value   Percent
                                                                -----      ------       -----    ------
U.S. Treasury Notes
5.875% due 07/31/97 .......................................      5.72% $ 1,820,000   1,822,093     5.33%
5.750% due 09/30/97 .......................................      5.75    4,450,000   4,449,955    13.01
5.250% due 12/31/97 .......................................      5.88    3,000,000   2,977,230     8.70
5.125% due 02/28/98 .......................................      5.97    4,400,000   4,350,236    12.71
6.125% due 03/31/98 .......................................      5.98    1,100,000   1,102,255     3.22
7.875% due 04/15/98 .......................................      6.00    1,300,000   1,335,269     3.90
5.500% due 11/15/98 .......................................      6.15    3,000,000   2,961,510     8.66
5.000% due 02/15/99 .......................................      6.19    2,615,000   2,547,115     7.44
6.750% due 05/31/99 .......................................      6.24    3,805,000   3,851,535    11.26
                                                                        ----------  ----------   ------
   Total  (cost $25,480,699) .......................................... 25,490,000  25,397,198    74.23
                                                                        ----------  ----------   ------

U.S. Government Agency Notes
Federal Farm Credit Bank, 5.875% due 01/22/99 .............      6.40    1,250,000   1,235,975     3.61
Federal Home Loan Bank, 5.990% due 02/09/98 ...............      6.02    2,000,000   1,999,040     5.84
Federal Home Loan Bank, 5.635% due 02/24/00 ...............      6.61    3,800,000   3,688,584    10.78
Federal Home Loan Bank, 5.560% due 02/24/00 ...............      6.61    1,400,000   1,355,802     3.96
                                                                        ----------  ----------   ------
   Total  (cost $8,290,315) ...........................................  8,450,000   8,279,401    24.19
                                                                        ----------  ----------   ------

Discount Note
Student Loan Marketing Association, due 10/01/96 ..........      5.20      540,000     540,000     1.58
                                                                        ----------  ----------   ------
TOTAL INVESTMENT SECURITIES (cost $34,310,929) ........................$34,480,000  34,216,599   100.00%
                                                                        ==========  ==========   ======

------------------------
See the accompanying notes to financial statements.

                                                                 32

                                                     Benham Treasury Note Fund
                                                 Schedule of Investment Securities
                                                         September 30, 1996
                                                            (Unaudited)

                                                           Yield to      Face
                                                           Maturity     Amount       Value   Percent
                                                             -----      ------       -----    ------
U.S. Treasury Notes
   6.750% due 05/31/99 ....................................  6.24%   $ 6,265,000   6,341,621   2.10%
   7.750% due 11/30/99 ..................................... 6.31     30,500,000  31,737,995  10.51
   5.875% due 06/30/00 ..................................... 6.38     45,490,000  44,729,407  14.81
   5.750% due 10/31/00 ..................................... 6.42     33,375,000  32,580,675  10.79
   6.375% due 03/31/01 ..................................... 6.44     35,000,000  34,912,150  11.56
   6.625% due 07/31/01 ..................................... 6.47     27,500,000  27,671,050   9.16
   7.875% due 08/15/01 ..................................... 6.46     24,600,000  26,032,458   8.62
   6.250% due 02/15/03 ..................................... 6.56     26,400,000  25,976,544   8.60
   5.750% due 08/15/03 ..................................... 6.58     25,000,000  23,865,250   7.90
   6.500% due 08/15/05 ..................................... 6.69     15,000,000  14,809,950   4.91
   6.875% due 05/15/06 ..................................... 6.71     23,000,000  23,263,350   7.71
                                                                     ----------- -----------  ------
       Total (cost $294,012,258) ..................................  292,130,000 291,920,450  96.67
                                                                     ----------- -----------  ------
U.S. Treasury Bond
   12.000% due 08/15/13, Callable 08/15/08
   (cost $9,609,700) ....................................... 6.92      7,150,000  10,056,975   3.33
                                                                     ----------- -----------  ------
   TOTAL INVESTMENT SECURITIES (cost $303,621,958) ................ $299,280,000 301,977,425 100.00%
                                                                     =========== =========== =======
------------------------
See the accompanying notes to financial statements.

                                                                 33

                                              Benham Long-Term Treasury and Agency Fund
                                                  Schedule of Investment Securities
                                                         September 30, 1996
                                                             (Unaudited)


                                                           Yield to      Face
                                                           Maturity     Amount       Value   Percent
                                                             -----      ------       -----    ------
U.S. Treasury Bonds
   12.000% due 08/15/13, Callable 08/15/08 ................  6.66% $  11,700,000  16,456,869    12.80%
   11.250% due 02/15/15 ...................................  6.79      2,000,000   2,873,560     2.24
   9.875% due 11/15/15 ....................................  6.82      5,000,000   6,482,750     5.04
   7.250% due 05/15/16 ....................................  6.86      8,500,000   8,687,255     6.76
   8.750% due 05/15/17 ....................................  6.87     20,000,000  23,664,400    18.41
   8.875% due 02/15/19 ....................................  6.87     12,500,000  15,031,125    11.69
   8.125% due 08/15/19 ....................................  6.88     11,800,000  13,199,834    10.27
   8.750% due 08/15/20 ....................................  6.87     15,500,000  18,479,565    14.37
   7.125% due 02/15/23 ....................................  6.67     23,500,000  23,678,835    18.42
                                                                     -----------  ----------   ------
   TOTAL INVESTMENT SECURITIES (cost $129,610,913) ................ $110,500,000 128,554,193   100.00%
                                                                     ===========  ==========   ======
------------------------
See the accompanying notes to financial statements.

                                       34


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                                       35


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                                       36


TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

Maryanne Roepke
Treasurer and Chief Financial Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


TWENTIETH CENTURY MUTUAL FUNDS
and THE BENHAM GROUP

------------------------------

P.O. Box 419200 * Kansas City, Missouri 64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Internet: http://www.twentieth-century.com

For more information on risks, management fees and expenses, call 1-800-345-2021 for a free prospectus. Read the prospectus carefully before investing or sending money.

(C) 1996 Twentieth Century Services, Inc.
Twentieth Century Securities, Inc.    BN-BKT-6133 11/96


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